UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2006
MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation or	Number)	Identification No.)
Organization)
Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 296-5550
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          (b) On February 9, 2006, Montpelier Re Holdings Ltd. announced that G. Thompson Hutton has resigned as a director of the Company with immediate effect, following his appointment as President and Chief Executive Officer of White Mountains Re Group, Ltd.
Item 7.01. Regulation FD Disclosure.
          The press release dated February 9, 2006 announcing the resignation of G. Thompson Hutton as a director of Montpelier Re Holdings Ltd. is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.
The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press Release of the Registrant, dated February 9, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

February 10, 2006	By: /s/ Jonathan B. Kim
Date	Name: Jonathan B. Kim Title: Title: General Counsel and Secretary
Index to Exhibits

Exhibit No.	Description
99.1	Press Release of the Registrant, dated February 9, 2006.